UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required In Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ARTHUR J. GALLAGHER & CO.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ARTHUR J. GALLAGHER & CO. 2850 GOLF ROAD ROLLING MEADOWS, IL 60008-4050 Your Vote Counts! ARTHUR J. GALLAGHER & CO. 2022 Annual Meeting To Be Held on May 10, 2022 Vote by May 9, 2022 11:59 PM EDT. For shares held in The Arthur J. Gallagher & Co. Employees’ 401(k) Savings and Thrift Plan, vote by May 5, 2022 5:00 PM EDT. D72647-P66078 You invested in ARTHUR J. GALLAGHER & CO. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 10, 2022. Get informed before you vote View the Notice of 2022 Annual Meeting and Proxy Statement and 2021 Annual Report online OR you can receive a free paper or email copy of the proxy materials by requesting it prior to April 26, 2022. If you would like to view the materials online, have the control number that is printed in the box below and visit: www.materials.proxyvote.com/363576. If you would like to request a paper or email copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless you request it, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 10, 2022 9:00 AM CDT The company will be hosting the meeting live via the Internet this year. To attend the meeting go to www.virtualshareholdermeeting.com/AJG2022. Have the control number that is printed above available and follow the instructions. * You can also vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.materials.proxyvote.com/363576 or easily request a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items Board Recommends Company Proposals 1. Election of Directors Nominees: 1a. Sherry S. Barrat 1b. William L. Bax 1c. Teresa H. Clarke 1d. D. John Coldman 1e. J. Patrick Gallagher, Jr. 1f. David S. Johnson 1g. Kay W. McCurdy 1h. Christopher C. Miskel 1i. Ralph J. Nicoletti 1j. Norman L. Rosenthal 2. Approval of the Arthur J. Gallagher & Co. 2022 Long-Term Incentive Plan, Including Approval of 13,500,000 Shares Authorized for Issuance Thereunder. 3. Ratification of the Appointment of Ernst & Young LLP as our Independent Auditor for the fiscal year ending December 31, 2022. 4. Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D72648-P66078